UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2010

COLONIAL PROPERTIES TRUST
 (Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

COLONIAL REALTY LIMITED PARTNERSHIP
 (Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama	35202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (205) 250-8700

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2009 Annual Incentive Awards

On January 26, 2010, the Executive Compensation Committee (“Compensation Committee”) of the Board of Trustees of Colonial Properties Trust (the “Company”) determined the annual incentive award for 2009 for each of the current employees identified as the “named executive officers” of the Company (the “Named Executive Officers”) in the Company’s proxy statement with respect to the 2009 annual meeting of shareholders.

The Compensation Committee approved the following annual incentive compensation awards to each of the following Named Executive Officers: Thomas H. Lowder — $750,000; C. Reynolds Thompson, III — $600,000; Paul F. Earle — $525,000; and John P. Rigrish — $142,500. In approving these awards, the Compensation Committee determined that the incentive award to Mr. Lowder should be calculated based upon his 2010 base salary of $500,000 (as opposed to his 2009 base salary of $250,000). In reaching this determination, the Compensation Committee considered the circumstances under which Mr. Lowder assumed the role of chief executive officer of the Company beginning in late December 2008, the economic and operational environment in which Mr. Lowder and the senior management operated during 2009, the Company’s executive compensation philosophy, and Mr. Lowder’s base salary in relation to his peers (which had not been adjusted in 2009 to reflect Mr. Lowder’s increased role and responsibilities), and determined that it was appropriate to base Mr. Lowder’s incentive compensation award upon the higher base salary. All other Named Executive Officers receiving awards received their annual incentive awards in accordance with the terms of the 2009 annual incentive plan.

Pursuant to the terms of the annual incentive plan for 2009: (1) each Named Executive Officer who received an award will automatically receive the first 75% of his annual incentive award in time-vested restricted common shares; and (2) each Named Executive Officer who received an award will receive the remaining 25% of his annual incentive award in cash unless he elects to receive any or all of such remaining 25% in restricted common shares of the Company. With respect to the remaining 25% of the approved 2009 incentive award, each Named Executive Officer who elects to receive between 25% and 50% of such remaining amount in restricted common shares will receive shares having a market value on the grant date equal to 125% of the amount received in restricted common shares (i.e., an additional 25% in restricted common shares), and each Named Executive Officer who elects to receive more than 50% of such remaining 25% in restricted common shares will receive shares having a market value on the grant date equal to 140% of the elected amount (i.e., an additional 40% in restricted common shares).

Accordingly, the following restricted common share grants were approved by the Compensation Committee on January 26, 2010 with respect to the 75% portion of the annual incentive award for each Named Executive Officer who received an award that must be paid in restricted common shares: Mr. Lowder — 52,132 shares; Mr. Thompson — 41,705 shares; Mr. Earle — 36,492 shares; and Mr. Rigrish — 9,905 shares. These restricted common share awards will vest in three equal annual installments beginning on the first anniversary of the grant date.

In addition, with respect to the remaining 25% of the approved 2009 incentive award: (1) Mr. Thompson elected to receive the remaining 25% of his 2009 annual incentive award in cash; and (2) each of Messrs. Lowder, Earle and Rigrish elected to receive the remaining 25% of his annual incentive award in the form of restricted common shares. Thus, the following restricted common share grants also were approved by the Compensation Committee on January 26, 2010 in lieu of cash payments: Mr. Lowder — 24,328; Mr. Earle — 17,030 shares; and Mr. Rigrish — 4,622 shares. These restricted common share awards are subject to a three-year vesting period — 50% will vest on the first anniversary of the grant date and 25% will vest on each of the second and third anniversaries of the grant date.

In addition, on January 26, 2010, the Compensation Committee approved the following long-term incentive compensation option share awards and restricted common share awards for Messrs. Lowder, Thompson, Earle and Rigrish: Mr. Lowder — 159,847 option shares and 31,969 restricted common shares; Mr. Thompson — 139,018 option shares and 27,804 restricted common shares; Mr. Earle — 121,640 option shares and 24,328 restricted common shares; and Mr. Rigrish — 33,017 option shares and 6,603 restricted common shares. These restricted common share awards will vest in five equal annual installments beginning on the first anniversary of the grant date, and the option share awards will vest 100% on the third anniversary of the grant date.

Each of the awards identified above was granted under the Company’s 2008 Omnibus Incentive Plan (“Omnibus Plan”), which was approved by the Company’s shareholders at a meeting held on April 23, 2008, and is evidenced by the form of share option agreement or restricted common share agreement, as applicable, approved by the Compensation Committee for grants under the Omnibus Plan.

2010 Base Salary Determinations

On January 26, 2010, the Compensation Committee approved the following base salaries for the Company’s 2010 fiscal year, effective as of January 1, 2010: Mr. Lowder, Chairman and Chief Executive Officer — $500,000; and Mr. Earle, Chief Operating Officer — $400,000.

2010 Annual Incentive Plan

On January 26, 2010, the Compensation Committee adopted an annual incentive plan for 2010 and set the specific performance goals and business criteria for the award of 2010 incentive payments to each of the Company’s executive officers. Such incentives are expected to be paid in the first quarter of 2011. The intent of the performance goals and business criteria of this plan is to align the Company’s executive management team with the interests of the Company’s shareholders. The performance goals and business criteria for 2010 are based on the following:

•	The “total return” for the Company for the year (the “absolute performance measure”);

•	One-year “total return” for the Company as compared to an index of comparable real estate investment trusts, or REITs (a “relative performance measure”);

•	Two-year “total return” for the Company as compared to an index of comparable REITs (a “relative performance measure”); and

•	Three-year “total return” for the Company as compared to an index of comparable REITs (a “relative performance measure”).

For purposes of the 2010 annual incentive plan, “total return” is equal to the share price of the Company (or the companies in the index of comparable REITs, as the case may be) plus any dividends reinvested in the Company (or the companies in the index of comparable REITs, as the case may be) calculated based on reinvestment on the ex-dividend pay date.

The Company’s absolute performance measure must be positive for the plan year for any payout to occur; however, (1) if the absolute performance measure is negative but the Company’s total return is at least at the “median” level of performance when compared to the one-year “total return” relative performance measure, the Compensation Committee has discretion to pay up to 20% of the payout calculated based on the relative performance measures’ results, and (2) if the absolute performance measure is positive and the Company’s total return is at least at the “median” level of performance when compared to the one-year “total return” relative performance measure, the Compensation Committee has the discretion to increase the award amount up to 20% of the payout calculated based on the relative performance measures’ results.

The first 75% of each annual incentive award will automatically be payable to the applicable participant in time-vested restricted common share awards that will vest in three equal annual installments beginning on the first anniversary of the grant date. In addition, 50% of all shares received by a participant with respect to the first 75% of each annual incentive award (after the payment of taxes, including, if applicable by the forfeiture of shares) must be held by the participant for five years or until such participant retires.

With respect to the remaining 25% of his or her approved 2010 annual incentive award, each participant will receive such portion of his or her award in cash unless he or she elects to receive any or all of such remaining 25% in restricted common shares. Each participant who elects to receive between 25% and 50% of such remaining amount in restricted common shares will receive shares having a market value on the grant date equal to 125% of the amount received in restricted common shares (i.e., an additional 25% in restricted common shares), and each participant who elects to receive more than 50% of such remaining 25% in restricted common shares will receive shares having a market value on the grant date equal to 140% of the elected amount (i.e., an additional 40% in restricted common shares). These restricted common share awards are subject to a three-year vesting period — 50% will vest on the first anniversary of the grant date and 25% will vest on each of the second and third anniversaries of the grant date. In the event, however, that the Compensation Committee grants a discretionary annual incentive award to a participant and the absolute performance measure was negative, then the entire remaining 25% of the participant’s annual incentive award will solely be payable by the Company in restricted common shares that will vest 100% on the third anniversary of the grant date.

The amounts actually payable to the participants are determined based upon whether Company performance meets the “threshold,” “median,” “target” or “maximum” level for the relative performance measures. For each relative performance measure, the “threshold” level is the 25th percentile, the “median” level is the 50th percentile, the “target” level is the 75th percentile and the “maximum” level is the 90th percentile. The relative performance measures are weighted equally, i.e., 33.3% of any payout is based on the one-year relative performance measure; 33.3% of any payout is based on the two-year relative performance measure, and 33.3% of any payout is based on the three-year relative performance measure. For the 2010 annual incentive plan, the performance payout thresholds were set as follows:

•	for the Chairman and Chief Executive Officer, the “threshold” level pays at a maximum of 1% of base salary, the “median” level pays at a maximum of 100% of base salary, the “target” level pays at a maximum of 200% of base salary, and the “maximum” level pays at a maximum of 300% of base salary;

•	for the President and Chief Financial Officer and the Chief Operating Officer, the “threshold” level pays at a maximum of 1% of base salary, the “median” level pays at a maximum of 100% of base salary, the “target” level pays at a maximum of 150% of base salary, and the “maximum” level pays at a maximum of 225% of base salary; and

•	for the other executive officer participants, the “threshold” level pays at a maximum of 1% of base salary, the “median” level pays at a maximum of 50% of base salary, the “target” level pays at a maximum of 100% of base salary, and the “maximum” level pays at a maximum of 150% of base salary.

With the Company’s shift to a multifamily-focused REIT, the Compensation Committee adopted a peer group comprised solely of Multifamily REITs for purposes of calculating the relative performance measures under the 2010 annual incentive plan. The following peer group was selected by the Compensation Committee for calculating the relative performance measures:

Apartment Investment & Management
Associated Estates Realty Corp.
Avalon Bay Communities, Inc.
BRE Properties, Inc.
Camden Property Trust
Equity Residential
Essex Property Trust, Inc.
Home Properties, Inc.
Mid-America Apartment Communities, Inc.
Post Properties, Inc.
United Dominion Realty Trust, Inc.

For 2010, the Compensation Committee determined that long-term incentive compensation for the participants would continue to be provided through a combination of share options and restricted common share awards. Amounts awarded are expected to equal 100% of each participant’s actual annual incentive award for the year (if any) in an equal split between option shares (which will vest 100% on the third anniversary of the grant date) and restricted common shares (which will vest in five equal annual installments beginning on the first anniversary of the grant date and which will be subject to a five-year holding period). All shares issued under the 2010 annual incentive plan and options or restricted common shares issued as long-term incentive awards are expected to be issued under the Company’s 2008 Omnibus Incentive Plan.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendments to the Bylaws

On January 27, 2010, the Board of Trustees of the Company approved an amendment to the Company’s Bylaws to reflect recent changes in Alabama law that relate to the manner of submitting annual reports to shareholders.

The foregoing amendment is reflected in the marked copy of the Company’s Bylaws, as amended, filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

* * *

This Current Report on Form 8-K is being filed or furnished, as applicable, on behalf of Colonial Properties Trust (“CLP”) and Colonial Realty Limited Partnership (“CRLP”) to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to CLP only, CRLP only or both CLP and CRLP, as applicable.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Document
3.1	Colonial Properties Trust Bylaws (as amended through January 27, 2010)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Colonial Properties Trust and Colonial Realty Limited Partnership now each has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST

Date: February 1, 2010	By: /s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer and Corporate Secretary

COLONIAL REALTY LIMITED PARTNERSHIP
By: Colonial Properties Trust, its general partner

Date: February 1, 2010	By: /s/ John P. Rigrish
John P. Rigrish
Chief Administrative Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Document
3.1	Colonial Properties Trust Bylaws (as amended through January 27, 2010)